BARINGS FUNDS TRUST
SUPPLEMENT DATED NOVEMBER 7, 2018
TO THE PROSPECTUS DATED NOVEMBER 1, 2018 FOR
BARINGS EMERGING MARKETS LOCAL CURRENCY DEBT FUND
The Board of Trustees of the Fund has approved and adopted a Plan of Liquidation and Termination as of November 6, 2018 pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. The effective date of the plan is November 6, 2018 (the “Effective Date”). Shareholders of record as of the close of business on Thursday, November 29, 2018 will receive the cash equivalent of their proportionate interest in the Fund on or about Friday, November 30, 2018 (the “Liquidation Date”) or as soon as practicable thereafter. Shareholder approval of the liquidation is not required.
Prior to the liquidation, the Fund may begin to sell portfolio investments in anticipation of the liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.
Suspension of Sales. After November 7, 2018, the Fund will be closed to all purchases except by dividend reinvestment or other automatic investment plan programs. Barings may authorize exceptions to this closure on a case-by-case basis.
Alternatives. At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund at net asset value pursuant to the procedures set forth under “Exchange of Shares.” For Class A and Class C shares, any contingent deferred sales charges payable on redemption of shares will be waived for redeemed shares that are not exchanged into another Barings Fund.
Holders through Financial Intermediaries. If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.
Qualified Account Holders. For investors holding through an IRA, please contact your IRA custodian as soon as possible with instructions to either (i) exchange all Shares into another Barings fund of your choice (please read the prospectus for the relevant fund carefully before making an exchange), (ii) request a direct transfer of the IRA assets to another IRA, or (iii) request a distribution of these IRA assets directly to you. If you elect to take a distribution, please be advised that unless you redeposit the proceeds as a rollover into another eligible retirement plan within 60 days after you receive the money, you will be subject to taxes and, if you are under age 59 ½, applicable early withdrawal penalties. Note that a redeposit into an IRA (including the same IRA) may qualify as an IRA-to-IRA rollover, but only if the receiving IRA is not an inherited IRA and only if you have not made another IRA-to-IRA rollover in the preceding 12-month period. If we do not receive instructions regarding your retirement account, you will be deemed to have waived all federal withholding, and will receive a check for 100% of the proceeds of the share liquidation, which would be subject to applicable taxes and penalties if not rolled over within 60 days of receipt.
U.S. Federal lncome Tax Matters. The liquidation of the fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder’s tax basis will realize a capital gain, and if such amount is less than the shareholder’s tax basis, a capital loss. Each shareholder should consult with a tax advisor regarding the tax consequences of the liquidation.
Pursuant to the Plan of Liquidation and Termination, Barings intends to treat any cash redemption request received on or after December 7, 2018 as a liquidating distribution and to allocate undistributed net investment income and capital gains to such redeeming shareholder. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the fund has undistributed net taxable income and capital gains.